UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

__________

INNSUITES HOSPITALITY TRUST
(Exact Name of Registrant as Specified in Charter)

                  Ohio                                               001-07062                                   34-6647590
(State or Other Jurisdiction                         (Commission                                (IRS Employer
            of Incorporation)                                         File Number)                             Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
                         Suite 105, Phoenix, Arizona                                                                                  85020
(Address of Principal Executive Offices)                                                                     (Zip Code)

Registrant's telephone number, including area code    (602) 944-1500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

InnSuites Hospitality Trust held its Annual Meeting of Shareholders on July 22, 2010. Set forth below are the final voting results for the election of trustees, which was the only proposal submitted to a vote of the shareholders.

Nominee                                   Votes For              Votes Against       Abstentions
James F. Wirth                         7,297,740                         13,977                  23,278
Peter A. Thoma                        5,934,256                    1,272,229                128,540

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:  /s/ Anthony B. Waters
Anthony B. Waters
Chief Financial Officer

Date:  July 28, 2010